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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   DECEMBER 3, 1998
                                                   -----------------------------

                        DIGITAL GENERATION SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   California                     000-27644                     94-3140772
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(State or other jurisdiction     (Commission                   (IRS Employer
   of incorporation)             File Number)                Identification No.)


875 Battery Street, San Francisco, California                              94111
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (415) 276-6600
                                                    ----------------------------


                                      Same
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         (Former name or Former Address, if Changed Since Last Report.)


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ITEM 5.      OTHER EVENTS.

         (a) The following disclosure statements contained in the Registrant's Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1998 and June 30, 1998 and Annual Report on Form 10-K for the fiscal year ended December 31, 1997 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, regarding the Registrant's Year 2000 readiness each constitute "Year 2000 Readiness Disclosure" for purposes of the Year 2000 Information and Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute). These disclosure statements were true and correct when made but do not necessarily reflect the Registrant's current state of Year 2000 readiness. Complete copies of such reports can be obtained from the Registrant upon request.

             Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended June 30, 1998, filed with the Securities and Exchange Commission on August 14, 1998:

             YEAR 2000 RISK COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. Beginning in the year 2000, these date codes fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, many such currently installed computer systems and software products used by many companies will need to be upgraded to enable such systems and computer hardware and software products to avoid the potential effects associated with this year 2000 coding problem. The Company has done a preliminary assessment of the components and applications of its Network and has determined that a number of these components are year 2000 compliant. The Company has begun taking the steps it believes are necessary to make the remainder of the network and related applications as well as the other systems utilized by the Company year 2000 compliant. Although the Company currently does not anticipate that the resource requirements or expenses related to these procedures will have a material affect on its operating results or financial position, there can be no assurance that such steps will be successful. In addition, although the Company has direct programming control over its Network applications and believes that it utilizes the most recently available hardware and software products of leading industry providers, whom the Company believes are allocating significant resources to address and resolve these issues, there can be no assurance that the Company's computer hardware and software products will contain all necessary code changes in their date code fields to avoid any or all damaging interruptions and other problems associated with date entry limitations. The Company believes that the purchasing pattern of its current and potential customers may be affected by the year 2000 problem described above in a variety of ways. For example, as the year 2000 approaches, some of the Company's current customers may develop concerns about the reliability of the Company's electronic delivery services and, as a result, shift their delivery work to less technical dub and ship operations. Likewise, some potential customers of the Company with the same concern may elect not to utilize the Company's electronic delivery services until after year 2000 and beyond. If any current customers of the Company shift some or all of their delivery work to other delivery providers, the Company's business, financial condition and results of operations will be adversely affected, and if any potential customer select to not utilize the Company's


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delivery services for any period of time on the basis of year 2000 concerns, the
Company's business and financial prospects for growth could be adversely affected. In addition to the foregoing, in the event that the Company does experience interruptions and problems with its computer hardware and software products due to year 2000 limitations of such products, some or all of the Company's current customers may shift some or all of their delivery work to other delivery providers without year 2000 problems. Moreover, potential customers of the Company may elect not to utilize the Company's delivery services in the event of any such interruptions and problems. Any of the foregoing could have a material adverse effect on the Company's business, financial condition and results of operations.

             Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended March 31, 1998, filed with the Securities and Exchange Commission on May 15, 1998:

             YEAR 2000 RISK COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. Beginning in the year 2000, these date codes fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, many such currently installed computer systems and software products used by many companies will need to be upgraded to enable such systems and computer hardware and software products to avoid the potential effects associated with this year 2000 coding problem. Although the Company has begun taking the steps it believes are necessary to make its network and other systems year 2000 compliant and despite the Company's belief that it utilizes the most recently available hardware and software products of leading industry providers, whom the Company believes are allocating significant resources to address and resolve these issues, there can be no assurance that the Company's computer hardware and software products will contain all necessary code changes in their date code fields to avoid any or all damaging interruptions and other problems associated with date entry limitations. The Company believes that the purchasing pattern of its current and potential customers may be affected by the year 2000 problem described above in a variety of ways. For example, as the year 2000 approaches, some of the Company's current customers may develop concerns about the reliability of the Company's electronic delivery services and, as a result, shift their delivery work to less technical dub and ship operations. Likewise, some potential customers of the Company with the same concern may elect not to utilize the Company's electronic delivery services until after year 2000 and beyond. If any current customers of the Company shift some or all of their delivery work to other delivery providers, the Company's business, financial condition and results of operations will be adversely affected, and if any potential customer select to not utilize the Company's delivery services for any period of time on the basis of year 2000 concerns, the Company's business and financial prospects for growth could be adversely affected. In addition to the foregoing, in the event that the Company does experience interruptions and problems with its computer hardware and software products due to year 2000 limitations of such products, some or all of the Company's current customers may shift some or all of their delivery work to other delivery providers without year 2000 problems. Moreover, potential customers of the Company may elect not to utilize the Company's delivery services in the event of any such interruptions and problems. Any of the foregoing



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could have a material adverse affect on the Company's business, financial condition and results of operations.

             Year 2000 Readiness Disclosure contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission on March 31, 1998:

             YEAR 2000 RISK COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. Beginning in the year 2000, these date codes fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, many such currently installed computer systems and software products used by many companies will need to be upgraded to enable such systems and computer hardware and software products to avoid the potential effects associated with this year 2000 coding problem. Although the Company has begun taking the steps it believes are necessary to make its network and other systems year 2000 compliant and despite the Company's belief that it utilizes the most recently available hardware and software products of leading industry providers, whom the Company believes are allocating significant resources to address and resolve these issues, there can be no assurance that the Company's computer hardware and software products will contain all necessary code changes in their date code fields to avoid any or all damaging interruptions and other problems associated with date entry limitations. The Company believes that the purchasing pattern of its current and potential customers may be affected by the year 2000 problem described above in a variety of ways. For example, as the year 2000 approaches, some of the Company's current customers may develop concerns about the reliability of the Company's electronic delivery services and, as a result, shift their delivery work to less technical dub and ship operations. Likewise, some potential customers of the Company with the same concern may elect not to utilize the Company's electronic delivery services until after year 2000 and beyond. If any current customers of the Company shift some or all of their delivery work to other delivery providers, the Company's business, financial condition and results of operations will be adversely affected, and if any potential customer select to not utilize the Company's delivery services for any period of time on the basis of year 2000 concerns, the Company's business and financial prospects for growth could be adversely affected. In addition to the foregoing, in the event that the Company does experience interruptions and problems with its computer hardware and software products due to year 2000 limitations of such products, some or all of the Company's current customers may shift some or all of their delivery work to other delivery providers without year 2000 problems. Moreover, potential customers of the Company may elect not to utilize the Company's delivery services in the event of any such interruptions and problems. Any of the foregoing could have a material adverse affect on the Company's business, financial condition and results of operations.

         (b) The following Year 2000 Readiness Disclosure statement reflects the Registrant's current state of readiness with respect to Year 2000 issues:

             YEAR 2000 RISK COMPLIANCE. Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. Beginning in



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the year 2000, these date codes fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than 14 months, many such currently installed computer systems and software products used by many companies will need to be upgraded to enable such systems and computer hardware and software products to avoid the potential effects associated with this year 2000 coding problem. The Company has done a preliminary internal assessment of the components and applications of its network and has determined that a number of these components are year 2000compliant. To further identify potential issues, the Company has hired a third party consulting firm to inventory the various internal and external systems and related applications upon which the Company may be dependent and to assess both the level of dependence and the exposure in each area to year 2000 risks. This study is not yet complete and the Company has not yet fully completed the assessment of the full range of risks. A complete action plan awaits the completion of this report and is expected to be in place early in 1999.

             In the interim, the Company is continuing to take the steps it believes are necessary to address the network and related applications it has identified that are not year 2000 compliant, primarily through internal development efforts. Although the Company has direct programming control over its network applications, there can be no assurance that the Company's computer hardware and software products will contain all necessary code changes in their date code fields to avoid any or all damaging interruptions and other problems associated with date entry limitations. The Company is also dependent upon other third parties, in particular it's telephone and satellite transmission suppliers, in order to provide its electronic distribution services. The Company is in the process of obtaining relevant information from these suppliers in order to increase awareness of potential issues. If such vendors systems are not year 2000 compliant it could have a material adverse affect on the Company's operations. At this time the Company has not fully quantified the potential impact of third party vendor year 2000 issues. The Company currently does not anticipate that the direct resource requirements or expenses of the Company related to resolving year 2000 issues will have a significant adverse effect on its operating results or financial position.

             The Company believes that the purchasing pattern of its current and potential customers may be affected by the year 2000 problem described above in a variety of ways. For example, as the year 2000 approaches, some of the Company's current customers may develop concerns about the reliability of the Company's electronic delivery services and, as a result, shift their delivery work to less technical dub and ship operations. Likewise, some potential customers of the Company with the same concern may elect not to utilize the Company's electronic delivery services until after year 2000 and beyond. If any current customers of the Company shift some or all of their delivery work to other delivery providers, the Company's business, financial condition and results of operations will be adversely affected, and if any potential customers elect to not utilize the Company's delivery services for any period of time on the basis of year 2000 concerns, the Company's business and financial prospects for growth could be adversely affected. In addition to the foregoing, in the event that the Company does experience interruptions and problems with its computer hardware and software products due to year 2000 limitations of such products, some or all of the Company's current customers may shift some or all of their delivery work to other delivery providers without year 2000 problems. Moreover, potential customers of the Company may elect not to utilize the Company's delivery services in the event of any such interruptions and problems. Any of the foregoing could have a material adverse effect on the Company's business, financial condition and results of operations. At this time, the Company has not fully developed detailed contingency plans for the possibility of significant disruption due to year 2000 issues. Preliminary discussions have been held but timing of the development of such a contingency plan will be dependent upon the findings and resulting actions taken based on the risk assessment studies discussed above.



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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DIGITAL GENERATION SYSTEMS, INC.



Date:  December 3, 1998         By:   /s/ PAUL W. EMERY, II
                                     ------------------------------------------
                                     Paul W. Emery, II
                                     Vice President and Chief Financial Officer
                                     (Principal Financial and Chief Accounting
                                     Officer)